Exhibit 10.12.7

AMENDMENT NO. 7

to the

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

dated 6th September 2017

between

LONZA SALES AG

and

LONZA AG

and

DENALI THERAPEUTICS INC.

24Mar21/TS/DC/825148

1

THIS AMENDMENT is made on the Mar 29, 2021

BETWEEN

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland (hereinafter referred to as "Lonza"), and

LONZA AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland, and

DENALI THERAPEUTICS INC. 161 Oyster Point Blvd, South San Francisco, CA 94080, U.S.A ("Customer")

WHEREAS
A.Customer and Lonza are Parties to a development and manufacturing services agreement dated 6th September 2017, as amended (the "Agreement"), pursuant to which Lonza is required to perform Services for Customer relating to the Cell Line and Product described (all terms as defined in the Agreement); and
B.Lonza AG was made party to the Agreement by an Amendment dated 8 December 2020 in relation to work to be performed in Switzerland; and
C.Lonza and Customer now wish to amend and extend the terms of the Agreement.

NOW THEREFORE it is hereby agreed by the parties to amend the Agreement as follows:

1.The capitalized words and phrases used herein but not defined shall have the same meaning as ascribed to them in the Agreement.
2.The Parties hereby mutually agree to extend the term of the Agreement for a period of four (4) until the 6th September 2026.
3.This Amendment forms part of the Agreement. Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

24Mar21/TS/DC/825148

IN WITNESS WHEREOF the parties have caused this Amendment No.7 to be executed by their respective representatives thereunto duly authorised as of the day and year first above written.

Signed for and behalf of
LONZA SALES AG
Title

Signed for and behalf of
LONZA SALES AG
Title

Signed for and behalf of
LONZA AG
Title

Signed for and behalf of
LONZA AG
Title

Signed for and behalf of

DENALI THERAPEUTICS INC.	Title

24Mar21/TS/DC/825148
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